UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 25, 2020

MarineMax, Inc.

__________________________________________

(Exact name of registrant as specified in its charter)

Florida	1-14173	59-3496957
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2600 McCormick Drive, Suite 200, Clearwater, Florida		33759
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:		727-531-1700

Not Applicable

______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	HZO	New York Stock Exchange

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On February 20, 2020, the Company held its Annual Meeting to consider and vote upon the following proposals: (1) to elect four directors, each to serve for a three-year term expiring in 2023; (2) to approve (on an advisory basis) the Company’s executive compensation (“say-on-pay”); (3) to approve an amendment to our 2011 Stock-Based Compensation Plan to increase the number of shares available for issuance under that plan by 1,000,000 shares; and (4) to ratify the appointment of KPMG LLP, an independent registered public accounting firm, as the independent auditor of the Company for the fiscal year ending September 30, 2020.

Proposal 1:To elect four directors, each to serve for a three-year term expiring in 2023.

Nominee	For	Against	Abstain	Broker Non-Votes
Clint Moore	18,199,038	448,143	176,876	1,452,200
Evelyn V. Follit	18,227,589	419,822	176,646	1,452,200
William Brett McGill	18,178,110	468,013	177,934	1,452,200
Michael H. McLamb	16,671,779	1,974,479	177,799	1,452,200

Proposal 2: To approve (on an advisory basis) the Company's executive compensation ("say-on-pay").

For	Against	Abstain	Broker Non-Votes
18,032,278	610,564	181,215	1,452,200

Proposal 3: To approve an amendment to our 2011 Stock-Based Compensation Plan to increase the number of shares available for issuance under that plan by 1,000,000 shares.

For	Against	Abstain	Broker Non-Votes
17,265,304	1,378,060	180,693	1,452,200

Proposal 4: To ratify the appointment of KPMG LLP, an independent registered public accounting firm, as the independent auditor of the Company for the fiscal year ending September 30, 2020.

For	Against	Abstain	Broker Non-Votes
20,084,672	15,167	176,418	0

Each of the director nominees (who stood for re-election) and proposals received the necessary votes in favor to be adopted by the Company's shareholders at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MarineMax, Inc.
	By:	/s/ Michael H. McLamb Name: Michael H. McLamb Title: Executive Vice President, Chief Financial Officer and Secretary
February 25, 2020